_________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                 April 26, 2004


                        Annaly Mortgage Management, Inc.
                 -----------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



         Maryland                    1-13447                     22-3479661
  -----------------------            -------                    ------------
State or Other Jurisdiction        (Commission                (I.R.S. Employer
     Of Incorporation)             File Number)              Identification No.)



  1211 Avenue of the Americas
          Suite 2902
      New York, New York                                 10036
      ------------------                                 -----
(Address of Principal Executive                        (Zip Code)
           Offices)


       Registrant's telephone number, including area code: (212) 696-0100


                                    No Change
                -------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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 Item 12.  Results of Operations and Financial Condition


         On April 26, 2003, Annaly Mortgage Management, Inc. issued a press release announcing its financial results for the fiscal quarter ended March 31, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report.

SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ANNALY MORTGAGE MANAGEMENT, INC.



                                         By: /s/Kathryn Fagan
                                            ------------------------------------
                                             Name:  Kathryn Fagan
                                             Title:    Chief Financial Officer



Dated: April 26, 2004

                                  EXHIBIT INDEX
                                  -------------


Exhibit No.                     Description
-----------                     -----------

99.1 Press Release, dated April 26, 2004, issued by Annaly Mortgage Management, Inc.